SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 23, 2003

(Date of Report; Date of Earliest Event Reported)

AXT, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24085 (Commission File Number)	94-3031310 (IRS Employer Identification No.)

4281 Technology Drive, Fremont, California	94538

(address of principal executive offices)	(Zip Code)

(510) 683-5900

(Registrant’s telephone number, including area code)

Item 9.	REGULATION FD DISCLOSURE (Information provided under Item 12 - Disclosure of Results of Operations and Financial Condition)

In accordance with Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under both Item 9 and Item 12. This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Attached hereto as exhibit 99.1 and incorporated by reference herein is financial information for AXT, Inc. for the quarter ended March 31, 2003 and forward-looking statements relating to 2003 and the second quarter of 2003 as presented in a press release of April 23, 2003.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

( c )	Exhibits

99.1	Financial information for AXT, Inc. for the quarter and year ended March 31, 2003 and forward-looking statements relating to 2003 and the second quarter of 2003 as presented in a press release of April 23, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

Date: April 23, 2003	By:	/s/ Morris S. Young Morris S. Young President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated April 23, 2003.